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                                                             EXHIBIT 10.9(11)(b)


                             CORPORATE MANAGEMENT
                            BONUS COMPENSATION PLAN

                         CHART HOUSE ENTERPRISES, INC.

                                PLAN DESCRIPTION
                                ----------------


This material describes provisions and definitions of the Corporate Management Bonus Compensation Plan. It is intended for Chart House participants and individuals responsible for Plan administration. Related questions should be referred to the participant's manager.
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

PLAN EFFECTIVE DATE             January 1, 1997

PURPOSE The purpose of the Plan is to provide an annual incentive for the achievement of goals that support Chart House's Business Plan.
TERMS AND DEFINITIONS

 .  PLAN NAME                    The Corporate Management Bonus Compensation Plan.

 .  PARTICIPANT                  An eligible Chart House employee in a
                                participating position identified by Chart House management.

 .  GROUP EXECUTIVE              The top executive officer(s) of Chart House who
                                has overall management responsibility for the company.

 .  PLAN YEAR                    The 52 or 53 weeks contained within Chart
                                House's fiscal year

 .  BASE SALARY                  THE monthly pay (annual pay divided by 12)
                                established for the Participant by Chart House and in effect on the last day of the Plan Year. Chart House may at any time, in its sole discretion, prospectively revise the Participant's base salary.
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


 .  TARGET BONUS                 The dollar amount calculated according to
                                the Bonus Payout Worksheet.  Target Bonuses
                                are shown in the chart below and on Exhibit C.
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                                         POSITION               TARGET BONUS
                             ----------------------------------------------------
                                 Chief Executive Officer     *
                                 Executive Vice President    *30%-40% of Base Pay
                                 Senior Vice President       *20%-30% of Base Pay
                                 Vice President              15%-20% of Base Pay
                                 Director                    10% of Base Pay
                             ----------------------------------------------------
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                                * Exact Target Bonus Percentage for each
                                Participant will be determined by the
                                Compensation Committee of Chart House's Board of
                                Directors.
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
 .  PERFORMANCE MEASURES         Goals with corresponding percentage weights
                                designed to measure a Participant's achievements.  Each Plan
                                Year Chart House management will select two or more Performance
                                Measures to emphasize. Performance Measures are
                                listed on Exhibit B.

ELIGIBILITY                     Currently, the Plan covers employees in the job
                                classifications of Executive Vice President,
                                Senior Vice President, Vice President and
                                Director who:

                                1) remain a Chart House employee through the end of each Plan Year.

                                2) refrain from engaging during the Plan Year, directly or indirectly, in any activity which is competitive with any Chart House activity.

                                Participation will conclude upon termination of the Participant's employment, transfer to a position compensated otherwise than is provided in the Plan, or termination of the Plan by Chart House.

                                Chart House may terminate the plan or a Participant
                                at any time for any reason.
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

COMPENSATION                    (A)  Chart House will pay to Participant a Base
                                Salary.  The Base Salary is set by Chart House and
                                will be reviewed and may be adjusted from time to time.

                                (B) In addition to Base Salary, Chart House will pay the Participant a bonus calculated as outlined in the Bonus Calculation section below.

                                (C)  Chart House will withhold any federal,
                                state, or local taxes required by law to be withheld from any payments made under the Plan.

BONUS CALCULATION               (A)  At the end of each Plan Year, the level of
                                the Participant's performance for each of
                                the Performance Measures will be determined and a
                                bonus will be computed for the Participant based on
                                the formula specified on Exhibit A and the Bonus
                                Payout Worksheet.

                                (B)  In computing the bonus for any Participant
                                who becomes a Participant after the start of a Plan
                                Year, the computation specified on the Bonus
                                Payout Worksheet will use the Participant's Base Pay
                                multiplied by the number of months during which the
                                Participant participated in the Plan during the
                                Plan Year.  Credit will be given for a month if the
                                Participant works for more than half of the month.

                                (C)  Payment of bonus will be made as soon as
                                administratively feasible after the end of each Plan
                                Year and in no event later than 30 days after the
                                amount payable is determined.  No amount is
                                due and owing before the amount of bonus payable
                                has been determined.

                                (D)  A bonus under the Plan is earned as of the
                                end of the Plan Year. This means that if a
                                Participant terminates before the end of the of
                                the Plan Year, no bonus will be paid for the Plan Year.

ADMINISTRATION                  (A)  The Plan is administered by the Group Executive.

                                (B)  In the event of a dispute regarding the Plan, the
                                Participant may seek resolution through his or her immediate supervisor.  If the Participant and the supervisor cannot resolve the dispute, the matter will be referred to the
                                Group Executive.  Chart House's top executive
                                officer(s) will be the final authority on any
                                unresolved dispute of the Plan.

                                (C)  The Group Executive has the authority to
                                select Participants, determine for each
                                Participant for each Plan Period appropriate
                                Performance Measure goals, Calculate amounts of bonus
                                earned by Participants, and maintain and adjust
                                Participant records.  The Group Executive may
                                delegate responsibility for performance of
                                ministerial and discretionary functions
                                necessary for administration of the Plan
                                to such persons as he or she, in his or her
                                discretion, deems appropriate.
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

TERMINATION OF EMPLOYMENT       The Plan is not a contract of employment for one year
                                or any other time period. The Participant may resign
                                or be terminated at any time for any or no reason.
                                Employment and termination of employment are governed
                                by Chart House policies and not by the Plan.  At
                                termination of employment, Chart House will pay the
                                Participant any benefits accrued under Chart
                                House's benefit plans and any accrued Base Pay
                                through the date of termination

CONFIDENTIALITY                 The Plan is confidential and the sole property
                                Chart House.  The Participant agrees to
                                maintain the confidentiality of the Plan  both during
                                employment and after termination of employment.

REVISIONS TO THE PLAN           The Plan will be reviewed by Chart House on a
                                periodic basis for revisions.  Chart House
                                reserves the right at its discretion with or without
                                notice, to review, prospectively change or
                                amend, or cancel the Plan, at any time.
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                              CORPORATE MANAGEMENT
                            BONUS COMPENSATION PLAN

                                   EXHIBIT A
                                   ---------



For Plan Year 1997, Chart House management has selected two Performance
Measures.

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     PERFORMANCE MEASURE                DEFINITION            WEIGHT ALLOCATION
-------------------------------------------------------------------------------

Net Income                      Net Income reported to        55%
                                shareholders as adjusted
                                within the discretion of
                                the Compensation Committee
                                of Chart House's Board of
                                Directors to reflect
                                special charges or other
                                unusual items
-------------------------------------------------------------------------------

Budget Attainment               Total expense as a percent    Minimum of 10%
                                of budget.
-------------------------------------------------------------------------------
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In addition to these two Performance Measures, Participants should select and allocate weight to two or three measurable KRAs to include in the Plan.  The
                                -----------
total Weight Allocation for all PERFORMANCE MEASURES MUST EQUAL 100%


At the end of each Calendar Year, the Participant's Performance Credit for each Performance Measure will be determined. Performance Credit for Net Income and Budget Attainment will be based on the scales shown below. Participants and Participant's supervisors must come to an agreement on how Performance Credit for additional Performance Measures will be determined.

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COMPANY NET INCOME

------------------------------------------------------------------------
 IF NET INCOME $ AS A % OF BUDGET $ ARE      PERFORMANCE CREDIT EQUALS
  AT LEAST..........BUT LESS THAN
------------------------------------------------------------------------
100%                       N/A%                          100%
N/A                        100%                            0%
------------------------------------------------------------------------
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BUDGET ATTAINMENT

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----------------------------------------------------------------------------
 IF TOTAL EXPENSES $ AS A % OF BUDGET $ IS       PERFORMANCE CREDIT EQUALS
  AT LEAST..........BUT LESS THAN
----------------------------------------------------------------------------
         95%                105%                           100%
----------------------------------------------------------------------------
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                              CORPORATE MANAGEMENT
                            BONUS COMPENSATION PLAN

                               EXHIBIT A (CONT'D)
                               ------------------


The Weight Allocation for each Performance Measure is multiplied by the Target Bonus to determine the Target Bonus for each Performance Measure. The Target Bonus for each Performance Measure is then multiplied by the Performance Credit to determine the Bonus Amount for that measure. The Bonus Amount for each Performance Measure is then added together to determine Total Bonus.

If the company does not meet its Net Income goal, Participants are still eligible to earn a bonus based on Individual Performance. However, no bonus will be earned for an Individual Performance Measure if the Performance Credit for that Performance Measure is less than 75%. In addition, if the average Performance Credit for Individual Performance Measures is less than 75%, no bonus will be earned for Company Performance or Individual Performance.


THE FOLLOWING IS AN EXAMPLE OF AN ANNUAL BONUS CALCULATION FOR A VICE PRESIDENT:

Target Bonus = Base Pay x number of months of Plan participation x Target Bonus
%: $70,000 x 20% = $14,000
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NET INCOME:                                                         TOTAL EXPENSE
Budget:                        $550,000                             Budget:                    $500,000
Actual:                        $577,500                             Actual:                    $475,000
Percentage:                    105%                                 Percentage                 95%
Performance Credit:            100%                                 Performance Credit:        100%
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PERFORMANCE        WEIGHT       TARGET          TARGET BONUS            PERFORMANCE        ACTUAL BONUS
MEASURE          ALLOCATION     BONUS          BY PERFORMANCE              CREDIT              AMOUNT
                                                  MEASURE
-------------------------------------------------------------------------------------------------------
COMPANY
Net Income:         55%        $14,000             $7,700                   100%              $7,700

INDIVIDUAL
Budget              15%        $14,000             $2,100                   100%              $2,100

KRA 2               10%        $14,000             $1,400                    80%              $1,120

KRA 3               10%        $14,000             $1,400                    90%              $1,260

KRA 4               10%        $14,000             $1,400                    70%                $0
              -------------                                                               -------------

                   100%                                               TOTAL BONUS:          $ 12,180
-------------------------------------------------------------------------------------------------------
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                              CORPORATE MANAGEMENT
                            BONUS COMPENSATION PLAN

                                   EXHIBIT B
                                   ---------




Participant:
                      -----------------------

Plan Year:
                      -------------

Base Salary:
                      -------------

Target Bonus %
                      -------------

Target Bonus Amount
                      -------------

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PERFORMANCE                WEIGHT      TARGET        TARGET BONUS        PERFORMANCE     ACTUAL BONUS
MEASURE                  ALLOCATION    BONUS        BY PERFORMANCE         CREDIT          AMOUNT
                                       AMOUNT          MEASURE
-----------------------------------------------------------------------------------------------------

COMPANY
Net Income                  55%          $                $                   %               $

INDIVIDUAL
BUDGET                       %           $                $                   %               $

                             %           $                $                   %               $

                             %           $                $                   %               $

                             %           $                $                   %               $
                      -------------                                                     -------------

                          100%                                           TOTAL BONUS:         $
-----------------------------------------------------------------------------------------------------
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                              CORPORATE MANAGEMENT
                            BONUS COMPENSATION PLAN

                  EXHIBIT C:  ACCEPTANCE OF PLAN PARTICIPATION
                  --------------------------------------------



The undersigned has received a copy of the Chart House Corporate Management Bonus Compensation Plan and understands its provisions.

Participation in the Plan is in the position of ________ with a _____% Target Bonus.

Participation shall be effective________________ , 19___, and shall continue until terminated by Participant or the Company.



Name________________________________________
              (Please Print)



____________________________________________         Date ______________________
              (Participant's Signature)



____________________________________________         Date ______________________
              (Supervisor's Signature)



THIS FORM MUST BE SIGNED AND RETURNED TO PARTICIPANT'S SUPERVISOR FOR PERSONNEL FILE. THE SUPERVISOR SHOULD FORWARD A COPY TO HUMAN RESOURCES.

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